EXHIBIT 10.3

                             SCHOOLWEB SYSTEMS INC.
                         #280-815 West Hastings Street
                            Vancouver, BC  V6C 1B4
                             Phone: (604) 608-2540
                             Fax: (604) 608-8775


July 17, 2001


Advanced Interactive Inc.
718-1350 East Flamingo Road
Las Vegas, Nevada  89119

Attention:  Karim Lakhani

-and-

Advanced Interactive Canada Inc.
2101-1177 West Hastings Street
Vancouver, BC  V6E 2K3

Attention:  Harry K. Davis

Dear Sirs:

Re: License Agreement dated January 1, 2001 (the "Agreement")

This letter is written to confirm as follows:

1. The license agreement dated January 1, 2001 (the "Agreement") between Advanced Interactive Inc. ("AII Nevada"), Advanced Interactive Canada Inc. ("AII Canada") and SchoolWeb Systems Inc. (formerly Alternet Systems Inc.) ("SchoolWeb") states, in Schedule 1.0, Part II, that the Territory for which rights are granted is:

     "The Territory for the SchoolWeb portion of the Licensed Technology is exclusive for USA and Canada.

     The Territory for the OfficeServer portion of the Licensed Technology is non-exclusive, worldwide."

2. The Agreement is hereby amended such that the Territory for which rights are granted is:

     "The Territory for the SchoolWeb portion of the Licensed Technology is exclusive for the USA, Canada and the Commonwealth of Jamaica.

     The Territory for the OfficeServer portion of the Licensed Technology is non-exclusive, worldwide."

3.  In all other ways, the Agreement remains in full force and effect.

If this accurately describes your understanding of our agreement, please so indicate by signing below and returning a copy of this letter to our offices at (604) 608-8775.

Upon execution hereof, this letter becomes an amendment to the Agreement binding upon its terms.

Yours truly,

SCHOOLWEB SYSTEMS INC.

/s/ Patrick Fitzsimmons
Patrick Fitzsimmons, Director


The terms of the Agreement above are hereby read, understood, acknowledged and accepted by the undersigned effective the 17th day of July, 2001.


ADVANCED INTERACTIVE INC.
By Its Authorized Signatory

/s/ Karim Lakhani
Karim Lakhani, President and Director


ADVANCED INTERACTIVE CANADA INC.
By Its Authorized Signatory

/s/ Harry Davis
Harry Davis, President and Director